Supplement dated April 4, 2014 to the VAROOM and VAROOM II

Flexible Premium Variable Annuity Prospectuses Dated May 1, 2013

Issued by National Integrity Life Insurance Company Through its Separate Account I

This is a supplement to the prospectuses identified above.  Please retain this supplement for future reference.

Change in Subaccount

The Vanguard Group, Inc. has announced the following changes to Vanguard Tax-Managed International Fund, FTSE Developed Markets, ETF Shares, available through a Subaccount of your variable annuity.  The changes are effective on or about April 4, 2014 (Effective Date).

Fund Name — The name of the Fund will change to Vanguard Developed Markets Index Fund, ETF Shares.  All references in the prospectuses to Vanguard Tax-Managed International Fund, FTSE Developed Markets, ETF Shares, will change to Vanguard Developed Markets Index Fund, ETF Shares on the Effective Date.

Fund Description — The fund description will change on the Effective Date.  As a result of these changes, the paragraph in the prospectuses describing the Vanguard Tax-Managed International Fund, FTSE Developed Markets, ETF Shares, found in Part 3 — Your Investment Options, in the section titled “ The Fund Families and the Funds,” subsection titled “International and Alternative Funds,” is replaced with the following:

Vanguard Developed Markets Index Fund, ETF Shares

The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific Region.  The Fund employs an indexing investment approach designed to track the performance of the FTSE Developed ex North America Index, which includes approximately 1,383 common stocks of companies located in developed countries of Europe, Australia, Asia and the Far East.  The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the index, holding each stock in approximately the same proportion as its weighting in the index.